UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

Certain information included or incorporated herein by reference in this release may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to Nature’s Sunshine Products’ objectives, plans and strategies. All statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are more fully described in this release, but include the following:

•                  any negative consequences resulting from the economy, including the availability of liquidity to Nature’s Sunshine Products, its customers and its suppliers or the willingness of its customers to purchase products;

•                  the Company’s relationship with, and its ability to influence the actions of, its Distributors, and other third parties with whom we do business;

•                  improper action by Nature’s Sunshine Products’ employees or Distributors;

•                  negative publicity related to its products or direct selling organization;

•                  changing consumer preferences and demands;

•                  the Company’s reliance upon, or the loss or departure of any member of, its senior management team which could negatively impact its Distributor relations and operating results;

•                  the competitive nature of Nature’s Sunshine Products’ business;

•                  regulatory matters governing the Company’s products, its direct selling program, or the direct selling market in which it operates;

•                  legal challenges to the Company’s direct selling program;

•                  risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with its third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela, Ukraine, Russia and Belarus;

•                  uncertainties relating to the application of transfer pricing, duties, value-added taxes, and other tax regulations, and changes thereto;

•                  the Company’s dependence on increased penetration of existing markets;

•                  the Company’s reliance on its information technology infrastructure;

•                  the sufficiency of trademarks and other intellectual property rights;

•                  changes in tax laws, treaties or regulations, or their interpretation;

•                  taxation relating to its Distributors;

•                  product liability claims; and

•                  share price volatility related to, among other things, speculative trading.

All forward-looking statements speak only as of the date of this release and are expressly qualified in their entirety by the cautionary statements included in this release. Except as is required by law, we expressly disclaim any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Item 2.02                                           Results of Operations and Financial Condition.

On August 6, 2014, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On August 6, 2014, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on August 29, 2014, to shareholders of record on August 18, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit

99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated August 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: August 7, 2014	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer